UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 14, 2008

K12 Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Corporate Park Drive, Herndon, Virginia		20171
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 14, 2008, K12 Inc. issued a press release reporting results for its second quarter and six months ended December 31, 2007. A copy of this release is attached and incorporated by reference.

Internet addresses in the release are for information purposes only and are not intended to be hyperlinks to other K12 Inc. information.

Item 9.01 Financial Statements and Exhibits.

Press Release dated February 14, 2008 of K12 Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

February 14, 2008	By:	/s/ John F. Baule

Name: John F. Baule
Title: Chief Operating Officer and Chief Financial Officer (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of K12 Inc. dated February 14, 2008